UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 6, 2004

LUXEMBURG BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-22471	39-1457904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

630 Main Street Luxemburg, Wisconsin	54217
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (920) 845-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Attached as Exhibit 10.1 to this Form 8-K, and incorporated by reference herein, is the form of Director’s Deferred Fee Agreement entered into by and between the Company and its outside Directors.

Item 9.01  Financial Statements and Exhibits

(c)	Exhibits

	Exhibit No.	Description

	10.1	Form of Director Deferred Fee Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2004	LUXEMBURG BANCSHARES, INC.

By: /s/ John A. Slatky
John A. Slatky President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Director Deferred Fee Agreement